CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the incorporation by reference in this registration
statement on Form S-8 (Registration No. 333-     ) of our report dated
March 23, 1995, on our audits of the financial statements of BRAC-OPCO, Inc.
as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994. We also consent to the reference to our firm under the caption "Experts".


                                                /s/ Coopers & Lybrand L.L.P.
                                                    Coopers & Lybrand L.L.P.


Sherman Oaks, California
May 29, 1996